SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2013 (September 4, 2013)

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 4, 2013, GenSpera, Inc. (the “Company”), filed an Amended and Restated Certificate of Incorporation (the “Amended Certificate of Incorporation”) of the Company with the Secretary of State of Delaware, which increases the capitalization of the Company from 90,000,000 shares of capital stock consisting of (i) 80,000,000 shares of common stock, par value $0.0001 and (ii) 10,000,000 blank check preferred shares, par value $0.0001 to 180,000,000 shares of capital stock consisting of (i) 150,000,000 shares of common stock, par value $0.0001 and (ii) 30,000,000 blank check preferred shares, par value $0.0001.

The change in capitalization was unanimously approved by the Board of Directors and a majority of the issued and outstanding capital stock of the Company entitled to vote on the matter.

A complete copy of the Amended Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Form 8-K.

Item 9.01 Financial Statement and Exhibits.

Exhibit Number	Description

3.01	Amended and Restated Certificate of Incorporation of GenSpera, Inc. filed with the Secretary of State of Delaware, dated September 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2013

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

3.01	Amended and Restated Certificate of Incorporation of GenSpera, Inc. filed with the Secretary of State of Delaware, dated September 4, 2013.